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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2003


                             UMBRELLA BANCORP, INC.
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             (Exact Name of registrant as specified in its charter)



 Maryland                         000-202-11                 36-3620612
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(State or other Jurisdiction      (Commission File No.)     (IRS Employer
 of Incorporation)                                           Identification No.)



               5818 South Archer Road, Summit, Illinois 60501-1830
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (708) 458-2002




                                 Not Applicable
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      (Former name, address, and fiscal year, if changed since last report)



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ITEM 5.  OTHER EVENTS

         The Registrant has determined that there are fewer than 300 holders of record, as defined pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC"), of the Registrant's Common Stock and the 11% Capital Securities of the Registrant's wholly owned subsidiary Argo Capital Trust Co., a Delaware corporation ("Argo Capital"). As a result, the Registrant intends promptly after the filing of this report to file Form 15S with the SEC to suspend, effective immediately upon such filing, the obligation of the Registrant and Argo Capital to file reports (including reports on SEC Forms 10-K, 10-Q and 8-K) under Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended. The Form 15S for the Registrant and Argo Capital are appended hereto and incorporated by reference.

         In connection with the Filing of Form 15S by the Registrant and Argo Capital, the Registrant shall issue a Press Release, which Press Release is also appended hereto and incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits: None


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UMBRELLA BANCORP, INC.


Date: November 14, 2003          By: /s/ JOHN G. YEDINAK
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                                     John G. Yedinak, Chief Executive Officer